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                                                                   Exhibit 23.1b










                       CONSENT OF INDEPENDENT ACCOUNTANTS


Board of Directors
The Judge Group, Inc. (formerly Judge.com, Inc.)
Bala Cynwyd, Pennsylvania


        We hereby consent to the incorporation of our report, dated February 16, 2001, included in this Form 10-K in the previously filed Registration Statements of The Judge Group, Inc. on Form S-8 (No. 333-60793).



                                                     McGladrey & Pullen, LLP




Blue Bell, Pennsylvania
March 23, 2001